WILSHIRE VARIABLE INSURANCE TRUST
(the “TRUST”)

Balanced Fund

Supplement dated December 28, 2011 to the Trust’s Prospectus dated May 1, 2011, as supplemented October 3, 2011 and June 10, 2011, with respect to the Balanced Fund (the “Fund”).

THIS SUPPLEMENT REPLACES AND SUPERSEDES ANY CONTRARY INFORMATION CONTAINED IN THE TRUST’S PROSPECTUS FOR THE BALANCED FUND.

Effective June 10, 2011, the composition of the Balanced Fund’s Stock/Bond Composite benchmark index was realigned to consist of 50% of the S&P 500 Index, 35% of the Barclays Capital U.S. Aggregate Bond Index and 15% of the MSCI EAFE Index.  At that time, the underlying funds in which the Balanced Fund invested and the respective target asset mix of the underlying funds changed to 35% in the Income Fund, 50% in the Wilshire Large Cap Core Plus Fund and 15% in the International Equity Fund.  Prior to that date, the Balanced Fund’s Stock/Bond Composite Index consisted of 55% of the S&P 500 Index and 45% of the Barclays Capital U.S. Aggregate Bond Index and the underlying funds in which the Balanced Fund invested were limited to the Income Fund and the Wilshire Large Cap Core Plus Fund.

Wilshire believes that the realigned Composite benchmark provides a more representative investment universe for the Fund and is a better benchmark comparison for the Fund’s investment strategy.

THE FOLLOWING INFORMATION REPLACES THE INFORMATION IN THE FIRST TWO PARAGRAPHS UNDER THE HEADING “PERFORMANCE” ON PAGE 13 OF THE PROSPECTUS:

Performance

The information below provides an illustration of how the Balanced Fund’s performance has varied over time. The bar chart and table provide some indication of the risks of investing in the Balanced Fund by showing the changes in the Balanced Fund’s investment performance from year to year during the periods indicated and by showing how the average annual total returns for the one-, five- and ten-year periods compare with broad-based securities market indexes. The total return figures do not reflect expenses that apply to the separate account or related annuity contracts. The inclusion of these charges would reduce the total return figures for all periods shown. The Balanced Fund’s past investment performance does not necessarily indicate how it will perform in the future.

The Stock/Bond Composite consists of 50% of the S&P 500 Index, 35% of the Barclays Capital U.S. Aggregate Bond Index and 15% of the MSCI EAFE Index.  Prior to June 10, 2011, the Stock/Bond Composite consisted of 55% of the S&P 500 Index and 45% of the Barclays Capital U.S. Aggregate Bond Index.

THE AVERAGE ANNUAL TOTAL RETURN TABLE ON PAGE 14 OF THE PROSPECTUS IS AMENDED TO READ AS FOLLOWS:

Average Annual Total Returns
(period ended December 31, 2010)

	1 year	5 years	10 years
Balanced Fund	10.92%	2.00%	3.27%
S&P 500 Index (reflects no deduction for fees, expenses or taxes)	15.06%	2.29%	1.41%
Barclays Capital U.S. Aggregate Bond Index (reflects no deduction for fees, expenses or taxes)	6.54%	5.80%	5.84%
MSCI EAFE Index (reflects no deduction for fees, expenses or taxes)	7.75%	2.46%	3.50%
Stock/Bond Composite (reflects no deduction for fees, expenses or taxes)1	11.51%	3.98%	3.66%

1 The Stock/Bond Composite shown above consists of 50% of the S&P 500 Index, 35% of the Barclays Capital U.S. Aggregate Bond Index and 15% of the MSCI EAFE Index.  Prior to June 10, 2011, the Stock/Bond Composite consisted of 55% of the S&P 500 Index and 45% of the Barclays Capital U.S. Aggregate Bond Index. The revised Composite is expected to provide a more representative investment universe for the Fund and to be a better benchmark comparison for the Fund’s investment strategy.

INVESTORS SHOULD RETAIN THIS SUPPLEMENT WITH THE TRUST’S PROSPECTUS FOR FUTURE REFERENCE